MERRILL LYNCH
SHORT-TERM
GLOBAL INCOME
FUND, INC.




FUND LOGO




Annual Report

December 31, 1998



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.Statements and other information herein are as dated and are subject to change.









Merrill Lynch
Short-Term Global
Income Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH SHORT-TERM GLOBAL INCOME FUND, INC.



Officers and
Directors


Arthur Zeikel, President and Director
Donald Cecil, Director
Roland M. Machold, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Joseph T. Monagle Jr., Senior Vice President
Edward F. Gobora, Vice President
Donald C. Burke, Treasurer
Barbara G. Fraser, Secretary

Custodian
The Chase Manhattan Bank N.A.
Global Securities Services
4 Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863







Merrill Lynch Short-Term Global Income Fund, Inc., December 31, 1998


DEAR SHAREHOLDER


Fiscal Year in Review
During the fiscal year ended December 31, 1998, we concentrated the Fund's investments in high credit-quality countries whose interest rates were close to or higher than those in the United States. We generally hedged currency exposure back to US dollars. These strategies enhanced the Fund's total returns by providing an attractive income stream that was greater than each base currency's interest rate, but did not subject the Fund's net asset values to undue fluctuation related to currency volatility. For the 12 months ended December 31, 1998, the Fund's Class A, Class B, Class C and Class D Shares had total returns of +5.49%, +4.52%, +4.37% and +4.96%. (Results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4--6 of this report to shareholders.)

During the first half of the year, the US dollar was generally stronger, supported by expectations for higher US interest rates relative to those of Germany and Japan. By mid-year, the Asian currency crisis had spread to Russia. The Russian debt crisis in August sparked a global credit and liquidity crunch that prompted the Federal Reserve Board to ease monetary policy three times in quick succession. Given the United States' position as a net importer of capital, these events led to a sharply weaker US dollar. The uncertain currency environment persisted for the rest of the year, highlighted by the sharp appreciation of the Japanese yen relative to the US dollar in October. Throughout the year, the Fund's currency hedging strategy proved beneficial, supporting total returns in the first half of the year and insulating net asset values from excessive volatility in the latter half.

In terms of fixed-income investments, we allocated the Fund's assets to countries that offered yields above those available in the US market, such as the United Kingdom, Canada, Norway and New Zealand. Given that few countries offered yields above those available in the US market, on average more than 50% of the Fund's assets remained invested in the United States. We primarily kept the Fund's investments at the short end of the yield curve. However, given our expectation that global interest rates would generally be moving lower, we maintained an average duration longer than the three-month US Treasury bill.


Market Review
During the last quarter of 1998, central banks around the world moved aggressively to ease monetary conditions, offsetting the tightening in credit conditions that followed the Russian debt crisis in August. The resulting flight to quality brought US Treasury yields down sharply, with two-year and ten-year yields hitting lows of 3.76% and 4.10%, respectively, in early October. At the same time, yields on government agency, corporate and emerging markets debt moved higher. In addition, the US dollar declined relative to the Deutschemark and the Japanese yen. Currencies tied to countries that run current account deficits suffered in the illiquid environment as exchange rates had to adjust to finance the deficits. The Swiss franc and Japanese yen were the strongest currencies during the crisis.

Following the easing of monetary policies by central banks worldwide, investor confidence improved. As a result, yields on US Treasury notes began to move within neutral trading ranges from the middle of October through the end of the year. The US dollar rebounded, retracing much of the declines it had experienced relative to the Deutschemark and Japanese yen. Approval by the US Congress of an increase in funding for the International Monetary Fund also contributed to improved investor confidence.

A significant theme during the December quarter was the continued decline in commodity prices. Lower prices had a positive terms-of-trade impact for countries that are net importers of commodities, such as Japan and Switzerland. The weakness had a negative effect on the currencies of oil-producing countries such as Norway and Venezuela.


Economic Outlook
Global bond yields are being driven lower by continued expectations of low inflation, interest rate cuts and subdued economic growth. However, with many investors already overweighted in longer-term fixed-income securities, yields may not decline dramatically below current levels.

Although lower commodity prices are positive for the global inflation outlook, they have had a negative impact on global economic growth. With continued expectations for low inflation, lower short-term interest rates have yet to translate into sustained steeper yield curves that could support stronger global growth. However, we expect the aggressive injections of liquidity by the world's central banks will lead to stronger economic growth in the first half of 1999. In our view, it is likely that the US economy will outperform continental European economies, which still need to contend with uncompetitive structural labor costs. We also expect the Federal Reserve Board's monetary policy will remain on hold in the first half of 1999. In this environment, inflationary pressures could remain subdued as a rebound in global growth would first need to absorb an oversupply of commodity inventories before putting upward pressure on prices.


Currency Outlook
We expect the US dollar to strengthen relative to the euro and the Japanese yen in the first quarter of 1999. US growth could be relatively stronger than European growth, with yield spreads likely to move in the US dollar's favor. In addition, the US economy is better positioned to adapt to the uncertain and potentially volatile global economic outlook. With European policymakers involved in internal battles on whether fiscal or monetary policy could provide economic stimulus, the delay in policy implementation could have negative consequences for European growth. Continued high levels of European unemployment could put additional pressure on European policies.

In Japan, policymakers continue to search for a way to improve the country's economic situation. Given increasing fiscal, monetary and political policy limitations, yen weakness could be the most viable route to sustained growth. With Japanese export companies the soundest sector of the Japanese economy and the largest potential beneficiaries of such a move, it appears likely that policymakers in Japan could return to a strategy of yen weakness to boost growth.


Investment Strategy
Given our objective for the Fund of providing a high level of current income and our outlook for stable to lower global yields, we are maintaining positions in high-quality short-term securities that yield at or above US dollar-issued securities. At December 31, 1998, we held sovereign, agency and corporate issues in the United Kingdom, New Zealand, Norway and the United States. In response to our currency outlook, we maintained a currency exposure that is fully hedged back to the US dollar. In New Zealand, with short-term interest rates below those in the United States, hedging the exposure back into US dollars adds value to the Fund. Finally, we expect to continue to actively seek opportunities to reduce hedging costs in an effort to maintain stability in the Fund's net asset values.


In Conclusion
We thank you for your continued investment in Merrill Lynch Short-Term Global Income Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next quarterly report to shareholders.


Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Edward F. Gobora)
Edward F. Gobora
Vice President and
Senior Portfolio Manager




February 15, 1999







Merrill Lynch Short-Term Global Income Fund, Inc., December 31, 1998


PERFORMANCE DATA


About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994, which, in the case of certain eligible investors, were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.





Average Annual
Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/98                        +5.49%         +1.27%
Inception (10/21/94) through 12/31/98      +5.06          +4.04

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 12/31/98                        +4.52%         +0.52%
Five Years Ended 12/31/98                  +2.97          +2.97
Inception (8/03/90) through 12/31/98       +3.25          +3.25

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 12/31/98                        +4.37%         +3.37%
Inception (10/21/94) through 12/31/98      +3.42          +3.42

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/98                        +4.96%         +0.76%
Five Years Ended 12/31/98                  +3.50          +2.66
Inception (8/03/90) through 12/31/98       +3.81          +3.31

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A Shares and Class C Shares compared to growth of an investment in the ML Global Government Index and the Salomon Brothers World Government One-- Three Year Bond Index. Beginning and ending values are:

                                               10/21/94**         12/98

ML Short-Term Global Income Fund, Inc.++--
Class A Shares*                                 $ 9,600          $11,808

ML Short-Term Global Income Fund, Inc.++--
Class C Shares*                                 $10,000          $11,516

ML Global Government Bond Index++++             $10,000          $12,550

Salomon Brothers World Government
One--Three Year Bond Index++++++                $10,000          $13,690



A line graph depicting the growth of an investment in the Fund's Class B Shares and Class D Shares compared to growth of an investment in the ML Global Government Index and the Salomon Brothers World Government One-- Three Year Bond Index. Beginning and ending values are:

                                                8/03/90**         12/98

ML Short-Term Global Income Fund, Inc.++--
Class B Shares*                                 $10,000          $13,090

ML Short-Term Global Income Fund, Inc.++--
Class D Shares*                                 $ 9,600          $13,151

ML Global Government Bond Index++++             $10,000          $18,340

Salomon Brothers World Government
One--Three Year Bond Index++++++                $10,000          $17,745

[FN]
     *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
    **Commencement of operations.
    ++ML Short-Term Global Income Fund, Inc. invests, under normal circumstances, in debt securities denominated in at least three different currencies, including the US dollar.
  ++++This unmanaged Index is comprised of global government bonds maturing in one to three years.
++++++This unmanaged Index is comprised of global government bonds maturing in one to three years hedged into US dollars. The starting date for the Index in the Class B &Class D Shares graph is from 7/31/90.




Merrill Lynch Short-Term Global Income Fund, Inc., December 31, 1998


PERFORMANCE DATA (concluded)

Recent
Performance
Results*
                                                                                                              Standardized
                                                              12 Month      3 Month     Since Inception       30-Day Yield
                                                            Total Return  Total Return    Total Return       As of 12/31/98
ML Short-Term Global Income Fund, Inc. Class A Shares           +5.49%       +1.66%          +22.99%              6.51%
ML Short-Term Global Income Fund, Inc. Class B Shares           +4.52        +1.46           +30.90               5.97
ML Short-Term Global Income Fund, Inc. Class C Shares           +4.37        +1.54           +15.16               5.80
ML Short-Term Global Income Fund, Inc. Class D Shares           +4.96        +1.60           +36.99               6.26

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's since inception periods are Class A & Class C Shares, from 10/21/94 to 12/31/98 and Class B & Class D Shares, from 8/03/90 to 12/31/98.


SCHEDULE OF INVESTMENTS
                            Face      Maturity                                      Interest        Value       Percent of
COUNTRIES                  Amount       Date            Issue                        Rate++       (Note 1a)     Net Assets
New Zealand    NZ$       5,870,000   12/18/00   Toyota Finance Authority (2)          7.25 %     $  3,150,545       2.61%

                                                Total Investments in New Zealand
                                                (Cost--$3,145,614)                                  3,150,545       2.61

Norway         Nok      49,000,000    1/31/99   Norwegian Government Bond (1)         9.00          6,432,758       5.32
                        50,000,000    3/17/99   Norwegian Treasury Bill (1)           7.80          6,517,954       5.39
                        38,306,000    3/29/99   Svenska Handelsbanken, Time
                                                Deposit (1)                           7.95          5,029,344       4.15

                                                Total Investments in Norway
                                                (Cost--$18,345,354)                                17,980,056      14.86

United         Pound     2,135,000    8/10/99   Abbey National Treasury Service (2)   6.00          3,554,624       2.94
Kingdom        Sterling  4,500,000    5/17/99   Deutsche Bank of Ireland (2)          6.61          7,310,218       6.04
                         3,200,000    8/10/99   General Electric Capital Corp. (2)    7.00          5,348,530       4.42
                         3,520,000   12/08/99   Kingdom of Sweden (1)                 6.25          5,883,459       4.86
                         4,500,000    6/03/99   Westpac Banking Corporation (2)       6.41          7,293,142       6.03

                                                Total Investments in the United Kingdom
                                                (Cost--$29,213,925)                                29,389,973      24.29

United         US$       6,000,000    1/20/99   CSW Credit Inc. (2)                   5.36          5,985,707       4.95
States                   5,000,000    1/15/99   Concorde Minutemen
                                                Capital Co. LLC (2)                   5.45          4,991,674       4.13
                         6,000,000    1/28/99   Eureka Securitization Inc. (2)        5.42          5,978,320       4.94
                         9,000,000    1/08/99   Federal Home Loan Mortgage
                                                Corporation (3)                       5.11          8,994,890       7.44
                         5,560,000    1/29/99   Federal Home Loan Mortgage
                                                Corporation (3)                       5.08          5,540,385       4.58
                        11,000,000    2/12/99   Federal Home Loan Mortgage
                                                Corporation (3)                       5.025        10,940,119       9.04
                         7,000,000    1/25/99   Federal National Mortgage
                                                Association (3)                       5.02          6,979,502       5.77
                         4,501,000    1/04/99   General Motors Acceptance
                                                Corp. (2)                             5.13          4,501,000       3.72
                         4,000,000    1/06/99   Lexington Parker Capital
                                                Company, LLC (2)                      5.45          3,998,789       3.30
                         6,000,000    2/02/99   Metropolitan Life Insurance
                                                Company (2)                           5.25          5,974,625       4.94
                         6,000,000    1/25/99   Pfizer Inc. (2)                       5.20          5,981,800       4.94

                                                Total Investments in the United States
                                                (Cost--$69,866,810)                                69,866,811      57.75

OPTIONS                          Nominal Value
PURCHASED                      Covered by Options            Issue

               Currency Call        3,850,000   British Pound, expiring February 1999
               Options                          at Pound Sterling 2.85                                 19,208       0.02
               Purchased

               Currency Put        10,500,000   Deutschemark, expiring February
                                                1999 at DM4.50                                         52,941       0.04
               Options
               Purchased

                                                Total Options Purchased (Premiums Paid--$65,342)       72,149       0.06

                                                Total Investments (Cost--$120,637,045)            120,459,534      99.57

OPTIONS
WRITTEN

               Currency Call        3,850,000   British Pound, expiring February 1999
               Options Written                  at Pound Sterling 2.90                                 (6,403)     (0.01)

               Currency Put        10,500,000   Deutschemark, expiring February 1999 at DM4.450       (39,070)     (0.03)
               Options Written
                                                Total Options Written (Premiums Received--$32,341)    (45,473)     (0.04)

               Total Investments, Net of Options Written (Cost--$120,604,704)                     120,414,061      99.53

               Unrealized Appreciation on Forward Foreign Exchange Contracts++++                      238,412       0.20

               Other Assets Less Liabilities                                                          325,814       0.27
                                                                                                 ------------     -------
               Net Assets                                                                        $120,978,287     100.00%
                                                                                                 ============     =======



                 Corresponding industry groups for securities (percent of net assets):
              (1)Sovereign Government Obligations--19.72%
              (2)Financial Services--52.96%
              (3)Sovereign/Regional Government Obligations--Agency--26.83%
               ++Commercial Paper and certain US Treasury and Foreign Treasury
                 Obligations are traded on a discount basis; the interest rates shown reflect the yield-to-maturity at the time of purchase by the Fund.
                 Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. Interest rates on floating rate securities are adjusted periodically based on appropriate indexes; the interest rates shown are those in effect at December 31, 1998.
             ++++Forward foreign exchange contracts as of December 31, 1998 are as follows:

                                                                   Unrealized
                                                                  Appreciation
                                                Expiration       (Depreciation)
                 Foreign Currency Sold             Date            (Note 1d)

                 Pound Sterling   17,679,873   February 1999     $     399,388
                 Nok             141,407,086   February 1999          (141,559)
                 NZ$               6,429,398    January 1999           (19,417)
                                                                 -------------
                 Total Unrealized Appreciation on Forward
                 Foreign Exchange Contracts--Net
                 (US$ Commitment--$51,469,280)                   $     238,412
                                                                 =============

                 See Notes to Financial Statements.


Merrill Lynch Short-Term Global Income Fund, Inc., December 31, 1998

STATEMENT OF ASSETS AND LIABILITIES
                    As of December 31, 1998
Assets:             Investments, at value (identified cost--$120,571,703)
                    (Note 1a)                                                                              $ 120,387,385
                    Options purchased, at value (premiums paid--$65,342)
                    (Notes 1a & 1d)                                                                               72,149
                    Unrealized appreciation on forward foreign exchange
                    contracts (Note 1d)                                                                          238,412
                    Receivables:
                      Interest                                                            $   1,101,397
                      Forward foreign exchange contracts (Note 1d)                               22,815
                      Capital shares sold                                                        16,814        1,141,026
                                                                                          -------------
                    Prepaid registration fees and other assets (Note 1g)                                         174,266
                                                                                                           -------------
                    Total assets                                                                             122,013,238
                                                                                                           -------------

Liabilities:        Options written, at value (premiums received--$32,341)
                    (Notes 1a & 1d)                                                                               45,473
                    Payables:
                      Capital shares redeemed                                                   371,826
                      Dividends to shareholders  (Note 1h)                                      320,648
                      Distributor (Note 2)                                                       84,222
                      Investment adviser (Note 2)                                                62,072
                      Forward foreign exchange contracts (Note 1d)                                6,984          845,752
                                                                                          -------------
                    Accrued expenses and other liabilities                                                       143,726
                                                                                                           -------------
                    Total liabilities                                                                          1,034,951
                                                                                                           -------------

Net Assets:         Net assets                                                                             $ 120,978,287
                                                                                                           =============

Net Assets          Class A Shares of Common Stock, $0.10 par value,
Consist of:         1,000,000,000 shares authorized                                                        $          84

                    Class B Shares of Common Stock, $0.10 par value,
                    1,000,000,000 shares authorized                                                            1,437,849
                    Class C Shares of Common Stock, $0.10 par value,
                    300,000,000 shares authorized                                                                    226
                    Class D Shares of Common Stock, $0.10 par value,
                    300,000,000 shares authorized                                                                129,060
                    Paid-in capital in excess of par                                                         166,896,275
                    Accumulated realized capital losses on investments and
                    foreign currency transactions--net (Note 5)                                              (47,511,075)
                    Unrealized appreciation on investments and foreign
                    currency transactions--net                                                                    25,868
                                                                                                           -------------
                    Net assets                                                                             $ 120,978,287
                                                                                                           =============

Net Asset           Class A--Based on net assets of $6,564 and 841 shares outstanding                      $        7.80
Value:                                                                                                     =============
                    Class B--Based on net assets of $110,989,173 and 14,378,489
                             shares outstanding                                                            $        7.72
                                                                                                           =============
                    Class C--Based on net assets of $17,191 and 2,260 shares outstanding                   $        7.61
                                                                                                           =============
                    Class D--Based on net assets of $9,965,359 and 1,290,599 shares outstanding            $        7.72
                                                                                                           =============


                    See Notes to Financial Statements.



STATEMENT OF OPERATIONS
                    For the Year Ended December 31, 1998
Investment Income   Interest and discount earned                                                           $   8,417,558
(Notes 1e & 1f):

Expenses:           Account maintenance and distribution fees--Class B (Note 2)           $   1,026,789
                    Investment advisory fees (Note 2)                                           816,524
                    Transfer agent fees--Class B (Note 2)                                       242,708
                    Professional fees                                                            62,249
                    Accounting services (Note 2)                                                 56,427
                    Registration fees (Note 1g)                                                  48,080
                    Printing and shareholder reports                                             43,468
                    Directors' fees and expenses                                                 36,784
                    Account maintenance fees--Class D (Note 2)                                   28,755
                    Custodian fees                                                               15,134
                    Transfer agent fees--Class D (Note 2)                                        15,074
                    Account maintenance and distribution fees--Class C (Note 2)                     337
                    Transfer agent fees--Class C (Note 2)                                            88
                    Pricing fees                                                                     16
                    Transfer agent fees--Class A (Note 2)                                            12
                                                                                          -------------
                    Total expenses                                                                             2,392,445
                                                                                                           -------------
                    Investment income--net                                                                     6,025,113
                                                                                                           -------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                           86,218
(Loss) on             Foreign currency transactions--net                                       (279,654)        (193,436)
Investments &                                                                             -------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                          711,482
(Notes 1c, 1d,        Foreign currency transactions--net                                       (170,537)         540,945
1f & 3):                                                                                  -------------    -------------
                    Net realized and unrealized gain on investments and
                    foreign currency transactions                                                                347,509
                                                                                                           -------------
                    Net Increase in Net Assets Resulting from Operations                                   $   6,372,622
                                                                                                           =============


                    See Notes to Financial Statements.




Merrill Lynch Short-Term Global Income Fund, Inc., December 31, 1998

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                For the Year Ended
                                                                                                      December 31,
                    Increase (Decrease) in Net Assets:                                          1998            1997
Operations:         Investment income--net                                                $   6,025,113    $   9,800,510
                    Realized loss on investments and foreign
                    currency transactions--net                                                 (193,436)      (1,367,047)
                    Change in unrealized appreciation/depreciation on
                    investments and foreign currency transactions--net                          540,945       (2,089,986)
                                                                                          -------------    -------------
                    Net increase in net assets resulting from operations                      6,372,622        6,343,477
                                                                                          -------------    -------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                      (431)            (262)
Shareholders          Class B                                                                (5,311,497)      (8,318,276)
(Note 1h):            Class C                                                                    (1,613)          (9,502)
                      Class D                                                                  (506,824)        (745,677)
                    Return of capital--net:
                      Class A                                                                       (15)             (21)
                      Class B                                                                  (186,847)        (666,283)
                      Class C                                                                       (57)            (761)
                      Class D                                                                   (17,829)         (59,728)
                                                                                          -------------    -------------
                    Net decrease in net assets resulting from dividends
                    and distributions to shareholders                                        (6,025,113)      (9,800,510)
                                                                                          -------------    -------------

Capital Share       Net decrease in net assets derived from capital
Transactions        share transactions                                                      (53,051,958)     (80,385,611)
(Note 4):                                                                                 -------------    -------------

Net Assets:         Total decrease in net assets                                            (52,704,449)     (83,842,644)
                    Beginning of year                                                       173,682,736      257,525,380
                                                                                          -------------    -------------
                    End of year                                                           $ 120,978,287    $ 173,682,736
                                                                                          =============    =============


                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                                                                                             Class A

                                                                                            For the              For the
                                                                                             Period   For the     Period
The following per share data and ratios have been derived                                   Nov. 1,     Year     Oct. 21,
from information provided in the financial statements.            For the Year Ended        1995 to    Ended    1994++ to
                                                                     December 31,           Dec. 31,  Oct. 31,   Oct. 31,
Increase (Decrease) in Net Asset Value:                      1998        1997    1996++++   1995++++  1995++++   1994++++
Per Share           Net asset value,
Operating           beginning of period                    $   7.76   $   7.89   $   7.91  $   7.93  $   8.11   $   8.11
Performance:                                               --------   --------   --------  --------  --------   --------
                    Investment income--net                      .38        .42        .54       .09       .49        .01
                    Realized and unrealized gain (loss)
                    on investments and foreign
                    currency transactions--net                  .04       (.13)      (.06)     (.02)     (.12)        --
                                                           --------   --------   --------  --------  --------   --------
                    Total from investment operations            .42        .29        .48       .07       .37        .01
                                                           --------   --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                   (.37)      (.39)      (.44)     (.09)     (.27)        --
                      Return of capital--net                   (.01)      (.03)      (.06)       --      (.28)      (.01)
                                                           --------   --------   --------  --------  --------   --------
                    Total dividends and distributions          (.38)      (.42)      (.50)     (.09)     (.55)      (.01)
                                                           --------   --------   --------  --------  --------   --------
                    Net asset value, end of period         $   7.80   $   7.76   $   7.89  $   7.91  $   7.93   $   8.11
                                                           ========   ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share        5.49%      3.77%      6.29%      .92%+++  4.62%       .12%+++
Return:**                                                  ========   ========   ========  ========  ========   ========

Ratios to Average   Expenses                                   .84%       .76%       .95%     1.02%*     .96%       .97%*
Net Assets:                                                ========   ========   ========  ========  ========   ========
                    Investment income--net                    4.75%      5.39%      6.45%     6.91%*    6.75%      6.28%*
                                                           ========   ========   ========  ========  ========   ========

Supplemental        Net assets, end of period
Data:               (in thousands)                         $      7   $     18   $      3  $     75  $     66   $     59
                                                           ========   ========   ========  ========  ========   ========
                    Portfolio turnover                      174.18%    287.81%    349.34%    25.09%   312.13%    259.50%
                                                           ========   ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of operations.
                ++++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.




Merrill Lynch Short-Term Global Income Fund, Inc., December 31, 1998


FINANCIAL HIGHLIGHTS (concluded)
                                                                                          Class B

                                                                                           For the
                                                                                            Period
The following per share data and ratios have been derived                                  Nov. 1,
from information provided in the financial statements.            For the Year Ended       1995 to   For the Year Ended
                                                                     December 31,          Dec. 31,     October 31,
Increase (Decrease) in Net Asset Value:                      1998      1997     1996++++   1995++++  1995++++    1994++++
Per Share           Net asset value,
Operating           beginning of period                    $   7.69   $   7.81   $   7.90  $   7.93  $   8.10   $   8.65
Performance:                                               --------   --------   --------  --------  --------   --------
                    Investment income--net                      .31        .35        .44       .08       .47        .50
                    Realized and unrealized gain (loss)
                    on investments and foreign
                    currency transactions--net                  .03       (.12)      (.09)     (.03)     (.15)      (.58)
                                                           --------   --------   --------  --------  --------   --------
                    Total from investment operations            .34        .23        .35       .05       .32       (.08)
                                                           --------   --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                   (.30)      (.32)      (.38)     (.08)     (.24)        --
                      Return of capital--net                   (.01)      (.03)      (.06)       --      (.25)      (.47)
                                                           --------   --------   --------  --------  --------   --------
                    Total dividends and distributions          (.31)      (.35)      (.44)     (.08)     (.49)      (.47)
                                                           --------   --------   --------  --------  --------   --------
                    Net asset value, end of period         $   7.72   $   7.69   $   7.81  $   7.90  $   7.93   $   8.10
                                                           ========   ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share        4.52%      3.08%      4.52%      .66%+++  3.96%     (1.02%)
Return:**                                                  ========   ========   ========  ========  ========   ========

Ratios to Average   Expenses                                  1.65%      1.62%      1.74%     1.80%*    1.73%      1.52%
Net Assets:                                                ========   ========   ========  ========  ========   ========
                    Investment income--net                    3.99%      4.59%      5.62%     6.13%*    5.95%      5.68%
                                                           ========   ========   ========  ========  ========   ========

Supplemental        Net assets, end of period
Data:               (in thousands)                         $110,989   $160,096   $239,419  $376,049  $398,136   $750,750
                                                           ========   ========   ========  ========  ========   ========
                    Portfolio turnover                      174.18%    287.81%    349.34%    25.09%   312.13%    259.50%
                                                           ========   ========   ========  ========  ========   ========


                                                                                             Class C

                                                                                            For the              For the
                                                                                             Period   For the     Period
The following per share data and ratios have been derived                                   Nov. 1,     Year     Oct. 21,
from information provided in the financial statements.            For the Year Ended        1995 to    Ended    1994++ to
                                                                     December 31,           Dec. 31,  Oct. 31,   Oct. 31,
Increase (Decrease) in Net Asset Value:                      1998        1997    1996++++   1995++++  1995++++   1994++++
Per Share           Net asset value,
Operating           beginning of period                    $   7.58   $   7.67   $   7.72  $   7.74  $   8.10   $   8.11
Performance:                                               --------   --------   --------  --------  --------   --------
                    Investment income--net                      .29        .35        .38       .08       .35        .01
                    Realized and unrealized gain (loss)
                    on investments and foreign
                    currency transactions--net                  .03       (.09)      (.01)     (.02)     (.28)      (.01)
                                                           --------   --------   --------  --------  --------   --------
                    Total from investment operations            .32        .26        .37       .06       .07         --
                                                           --------   --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                   (.28)      (.32)      (.37)     (.08)     (.21)        --
                      Return of capital--net                   (.01)      (.03)      (.05)       --      (.22)      (.01)
                                                           --------   --------   --------  --------  --------   --------
                    Total dividends and distributions          (.29)      (.35)      (.42)     (.08)     (.43)      (.01)
                                                           --------   --------   --------  --------  --------   --------
                    Net asset value, end of period         $   7.61   $   7.58   $   7.67  $   7.72  $   7.74   $   8.10
                                                           ========   ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share        4.37%      3.42%      4.93%      .78%+++   .89%       .00%+++
Return:**                                                  ========   ========   ========  ========  ========   ========

Ratios to Average   Expenses                                  1.76%      1.60%      1.73%     1.83%*    1.83%      2.14%*
Net Assets:                                                ========   ========   ========  ========  ========   ========
                    Investment income--net                    3.94%      4.46%      5.23%     6.09%*    5.99%      5.63%*
                                                           ========   ========   ========  ========  ========   ========

Supplemental        Net assets, end of period
Data:               (in thousands)                         $     17   $    344   $    155  $    103  $    109   $      1
                                                           ========   ========   ========  ========  ========   ========
                    Portfolio turnover                      174.18%    287.81%    349.34%    25.09%   312.13%    259.50%
                                                           ========   ========   ========  ========  ========   ========


                                                                                          Class D

                                                                                           For the
                                                                                            Period
The following per share data and ratios have been derived                                  Nov. 1,
from information provided in the financial statements.            For the Year Ended       1995 to   For the Year Ended
                                                                     December 31,          Dec. 31,     October 31,
Increase (Decrease) in Net Asset Value:                      1998      1997     1996++++   1995++++  1995++++    1994++++
Per Share           Net asset value,
Operating           beginning of period                    $   7.70   $   7.81   $   7.90  $   7.93  $   8.11   $   8.66
Performance:                                               --------   --------   --------  --------  --------   --------
                    Investment income--net                      .35        .40        .48       .09       .52        .54
                    Realized and unrealized gain (loss)
                    on investments and foreign
                    currency transactions--net                  .02       (.11)      (.09)     (.03)     (.17)      (.58)
                                                           --------   --------   --------  --------  --------   --------
                    Total from investment operations            .37        .29        .39       .06       .35       (.04)
                                                           --------   --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                   (.34)      (.37)      (.42)     (.09)     (.26)        --
                      Return of capital--net                   (.01)      (.03)      (.06)       --      (.27)      (.51)
                                                           --------   --------   --------  --------  --------   --------
                    Total dividends and distributions          (.35)      (.40)      (.48)     (.09)     (.53)      (.51)
                                                           --------   --------   --------  --------  --------   --------
                    Net asset value, end of period         $   7.72   $   7.70   $   7.81  $   7.90  $   7.93   $   8.11
                                                           ========   ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share        4.96%      3.77%      5.09%      .75%+++  4.40%      (.51%)
Return:**                                                  ========   ========   ========  ========  ========   ========

Ratios to Average   Expenses                                  1.10%      1.08%      1.20%     1.27%*    1.20%      1.01%
Net Assets:                                                ========   ========   ========  ========  ========   ========
                    Investment income--net                    4.54%      5.13%      6.13%     6.67%*    6.49%      6.19%
                                                           ========   ========   ========  ========  ========   ========

Supplemental        Net assets, end of period
Data:               (in thousands)                         $  9,965   $ 13,225   $ 17,948  $ 24,240  $ 26,619   $ 48,879
                                                           ========   ========   ========  ========  ========   ========
                    Portfolio turnover                      174.18%    287.81%    349.34%    25.09%   312.13%    259.50%
                                                           ========   ========   ========  ========  ========   ========


                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of operations.
                ++++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



Merrill Lynch Short-Term Global Income Fund, Inc., December 31, 1998


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Short-Term Global Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in US Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund is authorized to purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums paid or received (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts as a hedge against adverse changes in the interest rate. A futures contract is an agreement between two parties to buy and sell a security, respectively, for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payment are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may by imposed on interest and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(g) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends from net investment income, excluding transaction gains/losses, are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. A portion of the net investment income dividends paid by the Fund for the year ended December 31, 1998 is characterized as a return of capital.

(i) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $204,748 have been reclassified between accumulated net realized capital losses and paid-in capital in excess of par. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or "Distributor"), a division of Princeton Funds Distribution, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $2 billion; 0.525% of average daily net assets in excess of $2 billion but not exceeding $4 billion; 0.50% of average daily net assets in excess of $4 billion but not exceeding $6 billion; 0.475% of average daily net assets in excess of $6 billion but not exceeding $10 billion; 0.45% of average daily net assets in excess of $10 billion but not exceeding $15 billion; and 0.425% of average daily net assets in excess of $15 billion. MLAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K., Ltd. ("MLAM U.K."), an affiliate of MLAM, pursuant to which MLAM pays MLAM U.K. a fee in an amount to be determined from time to time by MLAM and MLAM U.K. but in no event in excess of the amount that MLAM actually receives. For the year ended December 31, 1998, MLAM paid MLAM U.K. a fee of $74,146 pursuant to such Agreement.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                               Account         Distribution
                           Maintenance Fee          Fee

Class B                         0.25%              0.50%
Class C                         0.25%              0.55%
Class D                         0.25%                --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.


Merrill Lynch Short-Term Global Income Fund, Inc., December 31, 1998


NOTES TO FINANCIAL STATEMENTS (concluded)


For the year ended December 31, 1998, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class D Shares as follows:

                                 MLFD      MLPF&S

Class D                          $72      $1,869

For the year ended December 31, 1998, MLPF&S received contingent deferred sales charges of $50,596 and $76 relating to transactions in Class B Shares and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, FDS, MLFD, MLAM U.K., and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1998 were $61,936,468 and $72,917,926, respectively.

Net realized gains (losses) for the year ended December 31, 1998 and net unrealized gains (losses) as of December 31, 1998 were as follows:


                                     Realized     Unrealized
                                      Gains         Gains
                                     (Losses)      (Losses)
Investments:
  Long-term                      $    928,884  $   (152,569)
  Short-term                         (842,666)       (31,749)
  Options written                          --             --
  Options purchased                        --             --
                                 ------------   ------------
Total investments                      86,218       (184,318)
                                 ------------   ------------
Currency transactions:
  Options written                      28,669        (13,132)
  Options purchased                   (45,105)         6,807
  Forward foreign exchange
  contracts                         1,020,811        238,412
  Foreign currency transactions    (1,284,029)       (21,901)
                                 ------------   ------------
Total currency transactions          (279,654)       210,186
                                 ------------   ------------
Total                            $   (193,436)  $     25,868
                                 ============   ============

As of December 31, 1998, net unrealized depreciation for Federal income tax purposes aggregated $184,318, of which $206,731 related to appreciated securities and $391,049 related to depreciated securities. At December 31, 1998, the aggregate cost of investments for Federal income tax purposes was $120,571,703.

Transactions in options written for the year ended December 31, 1998 were as follows:

                                  Nominal Value
                                    Covered by     Premiums
Call Options Written             Written Options   Received

Outstanding call options written,
beginning of year                          --             --
Options written                     8,766,000   $     43,931
Options expired                    (4,916,000)       (28,668)
                                 ------------   ------------
Outstanding call options written,
end of year                         3,850,000   $     15,263
                                 ============   ============


                                  Nominal Value
                                    Covered by     Premiums
Put Options Written              Written Options   Received

Outstanding put options written,
beginning of year                          --             --
Options written                    10,500,000   $     17,078
Options closed                             --             --
                                 ------------   ------------
Outstanding put options written,
end of year                        10,500,000   $     17,078
                                 ============   ============



4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $53,051,958 and $80,385,611 for the year ended December 31, 1998 and for the year ended December 31, 1997, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                         Dollar
Ended December 31, 1998               Shares        Amount

Shares sold                             2,330   $     18,100
Shares issued to shareholders in
reinvestment of dividends                  49            383
                                 ------------   ------------
Total issued                            2,379         18,483
Shares redeemed                        (3,799)       (29,521)
                                 ------------   ------------
Net decrease                           (1,420)  $    (11,038)
                                 ============   ============


Class A Shares for the Year                         Dollar
Ended December 31, 1997               Shares        Amount

Shares sold                             2,790   $     21,716
Shares issued to shareholders in
reinvestment of dividends and
distributions                              37            259
                                 ------------   ------------
Total issued                            2,827         21,975
Shares redeemed                          (906)        (7,048)
                                 ------------   ------------
Net increase                            1,921   $     14,927
                                 ============   ============


Class B Shares for the Year                         Dollar
Ended December 31, 1998               Shares        Amount

Shares sold                         2,168,042   $ 16,681,600
Shares issued to shareholders in
reinvestment of dividends             361,212      2,777,966
                                 ------------   ------------
Total issued                        2,529,254     19,459,566
Automatic conversion of shares        (59,307)      (455,694)
Shares redeemed                    (8,897,683)   (68,428,445)
                                 ------------   ------------
Net decrease                       (6,427,736)  $(49,424,573)
                                 ============   ============


Class B Shares for the Year                         Dollar
Ended December 31, 1997               Shares        Amount

Shares sold                         5,543,706   $ 42,750,438
Shares issued to shareholders in
reinvestment of dividends and
distributions                         595,588      4,602,590
                                 ------------   ------------
Total issued                        6,139,294     47,353,028
Automatic conversion of shares       (143,168)    (1,108,763)
Shares redeemed                   (15,839,751)  (122,363,775)
                                 ------------   ------------
Net decrease                       (9,843,625)  $(76,119,510)
                                 ============   ============


Class C Shares for the Year                         Dollar
Ended December 31, 1998               Shares        Amount

Shares sold                           186,138   $  1,411,639
Shares issued to shareholders in
reinvestment of dividends                 142          1,078
                                 ------------   ------------
Total issued                          186,280      1,412,717
Shares redeemed                      (229,410)    (1,739,574)
                                 ------------   ------------
Net decrease                          (43,130)  $   (326,857)
                                 ============   ============


Class C Shares for the Year                         Dollar
Ended December 31, 1997               Shares        Amount

Shares sold                           983,199   $  7,428,596
Shares issued to shareholders in
reinvestment of dividends                 378          3,167
                                 ------------   ------------
Total issued                          983,577      7,431,763
Shares redeemed                      (958,440)    (7,241,148)
                                 ------------   ------------
Net increase                           25,137   $    190,615
                                 ============   ============


Class D Shares for the Year                         Dollar
Ended December 31, 1998               Shares        Amount

Shares sold                            44,879   $    345,959
Shares issued to shareholders in
reinvestment of dividends              40,344        310,437
Automatic conversion of shares         59,280        455,694
                                 ------------   ------------
Total issued                          144,503      1,112,090
Shares redeemed                      (572,114)    (4,401,580)
                                 ------------   ------------
Net decrease                         (427,611)  $ (3,289,490)
                                 ============   ============


Class D Shares for the Year                         Dollar
Ended December 31, 1997               Shares        Amount

Shares sold                            76,707   $    594,693
Shares issued to shareholders in
reinvestment of dividends              60,197        465,309
Automatic conversion of shares        143,133      1,108,763
                                 ------------   ------------
Total issued                          280,037      2,168,765
Shares redeemed                      (858,738)    (6,640,408)
                                 ------------   ------------
Net decrease                         (578,701)  $ (4,471,643)
                                 ============   ============


5. Capital Loss Carryforward:
At December 31, 1998, the Fund had a capital loss carryforward of approximately $47,027,000, of which $32,232,000 expires in 1999, $10,816,000 expires in 2001, $1,042,000 expires in 2002, $490,000 expires in 2003, $1,015,000 expires in 2004, $1,289,000 expires in
2005 and $143,000 expires in 2006. This amount will be available to offset like amounts of any future taxable gains.



Merrill Lynch Short-Term Global Income Fund, Inc., December 31, 1998

<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Short-Term Global Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Short-Term Global Income Fund, Inc. as of December 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Short-Term Global Income Fund, Inc. as of December 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
February 19, 1999
</AUDIT-REPORT>


IMPORTANT TAX INFORMATION (unaudited)

Of the monthly cash distributions paid by Merrill Lynch Short-Term Global Income Fund, Inc. during the fiscal year ended December 31, 1998, 3.40% is characterized as return of capital distributions. The tax reporting treatment of a return of capital is different from that of a taxable distribution. Rather than being included in your current taxable income, a return of capital is non-taxable and will reduce the cost basis in your shares of the Fund.

Additionally, there were no long-term capital gains distributed by the Fund during the taxable year ended December 31, 1998.

Please retain this information for your records.